SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date  of  Report  (Date  of  Earliest  Event  Reported):  July  10,  2000
Refiled:  May 15, 2001

                    INTERACTIVE  MULTIMEDIA  NETWORK,  INC.
                    ---------------------------------------
     (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)



           Delaware                         0-24189               65-0488983
           --------                         -------               ----------
(STATE OR OTHER JURISDICTION OF          (COMMISSION          (I.R.S. EMPLOYER
INCORPORATION  OR  ORGANIZATION)          FILE NUMBER)          IDENTIFICATION
NUMBER)




3163  Kennedy  Boulevard,  Jersey  City,  NJ                       07306
--------------------------------------------                       -----
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)                    (ZIP  CODE)


Registrant's  telephone  number,  including  area  code:  (201)  217-4137
                                                          ---------------

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANTS.

     (a) On July 10, 2000 the Registrant dismissed Williams & Webster, P.S. ("Williams"). The decision to take this action was approved by Registrant's Board of Directors. During their tenure Williams did not issue a report that either contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the period of Williams' engagement for the Registrant there were no disagreements between the Registrant and Williams on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedure.

     (b) Effective July 12, 2000, the Board of Directors of Registrant engaged Mark Cohen, C.P.A. as its independent accountants. Prior to such engagement, the Registrant had not utilized the services of nor consulted Mr. Cohen.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
1. Letter by the independent accountants in connection with the disclosure under Item 4 of this Report was previously filed.




     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  April 2,  2001

     INTERACTIVE  MULTIMEDIA  NETWORK,  INC.



         /s/ Richard J. Verdiramo
     By:_______________________________________
     Richard  J.  Verdiramo,  President